Supplement dated June 16, 2014
to the Classes Institutional, R-1, R-2, R-3, R-4, and R-5 Shares Prospectus
for Principal Funds, Inc.
dated March 1, 2014

(As supplemented on March 7, 2014, March 14, 2014, April 28, 2014, and June 3, 2014)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

LARGECAP VALUE FUND I
Delete all references in the Prospectus to the LargeCap Value Fund I.
Delete all references in the Prospectus to Herndon Capital Management, LLC and Thompson, Siegel & Walmsley LLC.

FUND SUMMARIES

PRINCIPAL CAPITAL APPRECIATION FUND
Effective June 30, 2014, delete references to Sarah Radecki.

MANAGEMENT OF THE FUNDS
Sub-Advisor: Edge Asset Management, Inc. (“Edge”)
Effective June 30, 2014, delete references to Sarah Radecki.